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                                               [BGR I PROPERTY BUILDING R LEASE]


                      FOURTH AMENDMENT TO TRIPLE NET LEASE


          THIS FOURTH AMENDMENT TO TRIPLE NET LEASE (this "Fourth Amendment") is entered as of the 31st day of January, 1997, by and between BGR ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP ("Lessor"), and CHIRON CORPORATION, a Delaware corporation ("Lessee").

          THIS FOURTH AMENDMENT IS ENTERED on the basis of the following facts, intentions and understandings of the parties:

     A. Lessor is the owner of the improved real property (the "BGR I Property") in the City of Emeryville, State of California, commonly known as 4560 Horton Street. The BGR I Property includes the buildings known as "Building N," "Building Q," "Building R" and "Building E."

     B. Lessor and Cetus Corporation (predecessor to Lessee) entered a Lease (the "Original Lease") dated December 17, 1984. Pursuant to the Original Lease, Lessor leased to Lessee (as successor to Cetus Corporation) all of Building R and portions of Building N and Building Q.

     C. Lessor and Chiron Corporation, a California corporation (predecessor to Lessee), entered an Amendment to Lease (the "First Amendment") dated
February 1, 1986. Lessor and Lessee entered (i) a Second Amendment to Lease (the "Second Amendment") dated as of March 15, 1995, and (ii) a Third Amendment to Lease (the "Third Amendment") dated as of May 9, 1996. The Original
Lease as amended by the First Amendment, Second Amendment and Third Amendment is hereinafter referred to as the "Lease". Terms which are capitalized in this Fourth Amendment and not defined herein shall have the meanings set forth in the Lease.

     D. Lessor and Cetus Corporation, (predecessor to Lessee), entered a Triple Net Lease ("Building BGR I Property Building NQ Lease") dated May 26, 1989 pursuant to which Lessor leased to Cetus Corporation (predecessor to Lessee) all of Building E and portions of Building N and Building Q. The Original Building BGR I Property Building R Lease, as amended, is referred to in this Fourth Amendment as the "Building BGR I Property Building NQ Lease."

     E. Lessor (together with other entities) and Lessee entered an Option Agreement dated as of March 15, 1995. Pursuant to the Option Agreement, Lessee has the option ("Lessee's

                                       1.

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Purchase Option"), subject to the terms of the Option Agreement, to purchase the
Premises (together with other properties leased by Lessor and affiliates of Lessor).

     F. As of the date of this Fourth Amendment, (i) Lessee is leasing all of Building N and Building Q pursuant to the Lease and the BGR I Property Building NQ Lease and (ii) has contracted to lease all of Building N and Building Q for the remainder of the term of the Lease (I.E., the Term).

     G. Lessor and Lessee desire to amend the Lease to provide that, so long as Lessee's Purchase Option remains in effect, Lessee will not be required to obtain Lessor's consent for non-structural repairs or alterations to the Premises which do not affect any central or core building systems and which do not affect the exterior architectural appearance of the Premises.

     NOW, THEREFORE, IN CONSIDERATION of mutual covenants and promises the parties, the parties agree as follows:

          1. ALTERATIONS. So long as Lessee's Purchase Option is in full force and effect, Section 7.4 of the Original Lease is amended to provide as follows:

               a.   LESSOR'S CONSENT.   Lessee shall not be required to obtain
Lessor's consent with respect to any change, alteration or addition to the Premises which (i) is non-structural, (ii) does not affect any central or core building systems, and (iii) does not affect the exterior architectural appearance of the Premises.

               b. NO COMPLETION BOND. Lessee shall not be required to provide a lien and completion bond to Lessor in connection with any change, alteration or addition.

          2. COUNTERPARTS. This Fourth Amendment may be executed in counterparts, each of which shall constitute an original hereof, and all of which taken together shall constitute one and the same agreement.


                                       2.

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          3.   REMAINDER UNAFFECTED.  Except as provided in this Fourth
Amendment, the Lease shall remain in full force and effect and unamended.

          IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment, on the date(s) set forth below, as of the day and year first above written.

                              BGR ASSOCIATES, A CALIFORNIA LIMITED
                              PARTNERSHIP

                                   /s/ Richard K. Robbins
                              ---------------------------------------------
                              By:  Richard K. Robbins
                                   Its: Managing General Partner
                              Date: 1/28/97
                                   ----------------------------------------


                              CHIRON CORPORATION, a Delaware
                              corporation

                              By: /s/ Dennis L. Winger
                                 ------------------------------------------
                                   Its: DENNIS L. WINGER, Senior VP Finance
                                        & Admin.
                                       ------------------------------------
                              Date: 1/30/97
                                   ----------------------------------------


                                       3.